                  1994 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                       OF

                              COLTEC INDUSTRIES INC



                                    ARTICLE I

                                     PURPOSE

          The purpose of the 1994 Stock Option Plan for Outside Directors of Coltec Industries Inc (the "PLAN") is to retain the services of qualified persons who are not employees of the Company to serve as members of the Board of Directors of the Company and to secure for the Company the benefits of the incentives inherent in increased stock ownership by paying such persons a portion of their compensation for such service through the grant of stock options to purchase shares of Common Stock.



                                   ARTICLE II

                                   DEFINITIONS

          "ALTERNATE RE-ELECTION DATE" means any date (i) which is the date of an individual's election as an Outside Director by the shareholders of the Company and (ii) which is either (A) the second annual meeting of shareholders to occur after an individual's initial election as an Outside Director by the shareholders or (B) the second annual meeting of shareholders to occur after any prior Alternate Re-Election Date; PROVIDED, HOWEVER, that no Alternate Re-Election Date shall occur after the Termination Date.

          "BENEFICIARY" means the person or persons designated by an Outside Director to exercise an Option in the event of an Outside Director's death or, if no such person is designated, the Outside Director's estate.

          "BOARD" means the Board of Directors of the Company.

          "COMMON STOCK" means the common stock of the Company, par value $.01 per share.

          "COMPANY" means Coltec Industries Inc, a Pennsylvania corporation.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "FAIR MARKET VALUE" means, with respect to the Common Stock, the average of the closing prices as reported on the New York Stock Exchange Composite Trading Tape for the date of determination and the four preceding trading days.

          "OPTION" means an option to purchase shares of Common Stock granted under the Plan to an Outside Director, and includes the Initial Options and the Subsequent Options.

          "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Company or any of its subsidiaries.

          "TERMINATION DATE" means July 1, 2004.


                                   ARTICLE III

                                SHARES AVAILABLE

          Subject to the provisions of Article XII of the Plan, no more than 108,000 shares of Common Stock shall be issued pursuant to the exercise of Options granted under the Plan. If an Option is forfeited or expires without being exercised, the shares of Common Stock subject to the Option shall be available for additional Option grants under the Plan. Either authorized and unissued shares of Common Stock or issued and re-acquired shares of Common Stock may be delivered pursuant to the exercise of Options granted under the Plan.


                                   ARTICLE IV

                                  PARTICIPATION

          All Outside Directors shall participate in the Plan. Grants of Options to purchase Common Stock may be made pursuant to the Plan only to Outside Directors.

                                    ARTICLE V

                                GRANTS OF OPTIONS

          5.01 INITIAL GRANTS. Each individual (i) who is elected as an Outside Director at the 1994 annual meeting of shareholders, or (ii) who is initially elected as an Outside Director to the Board at any annual or special meeting of shareholders held after the 1994 annual meeting of shareholders shall be granted an Option to purchase 10,000 shares of Common Stock, effective as of the date of such individual's election to the Board (the "INITIAL OPTION").

          5.02 PERIODIC GRANTS. Each Outside Director who is reelected to the Board by the shareholders of the Company on an Alternate Re-Election Date shall be awarded, effective as of such date, an additional Option to purchase 2,000 shares of Common Stock (the "Subsequent Option").


                                   ARTICLE VI

                      TERMS AND CONDITIONS OF OPTION GRANTS

          6.01 VESTING. The Initial Options granted to Outside Directors hereunder shall vest in accordance with the following schedule; PROVIDED, HOWEVER, that the Initial Options shall vest on an anniversary date of grant only if the Outside Director is a member of the Board on such date:

               Anniversary of              Cumulative
               Date of Grant            Percentage Vested
               -------------            -----------------
                         1                        20
                         2                        40
                         3                        60
                         4                        80
                         5                       100

          The Subsequent Options granted to Outside Directors hereunder shall vest in accordance with the following schedule; PROVIDED, HOWEVER, that the Subsequent Options shall vest on an anniversary date of grant only if the Outside Director is a member of the Board on such date:

                    Anniversary of              Cumulative
                    Date of Grant            Percentage Vested
                    -------------            -----------------
                         1                             50
                         2                            100


          6.02 EXERCISABILITY. Options shall not be exercisable until they have vested in accordance with the vesting schedules set forth in Section 6.01.

          6.03 TERMINATION OF OPTION. Options shall terminate on the tenth anniversary of the date of grant of the Option unless subject to earlier termination in accordance with this Section. In the event of an Outside Director's resignation, removal or termination as a member of the Board (including any termination by reason of the death of the Outside Director), the unvested portion of any Options granted to such Outside Director hereunder shall terminate as of such date and be of no further force and effect, but the vested portion of such Options shall not terminate and shall be exercisable until the first anniversary of the date of an Outside Director's resignation, removal or termination as a member of the Board. Notwithstanding the previous sentence, in the event the removal of the Outside Director is for "cause," the Options granted to such Outside Director, including any vested portion thereof, shall immediately terminate and cease to be exercisable as of the date of the Outside Director's removal from the Board. Whether an Outside Director has been removed from the Board for "cause" shall be determined in accordance with the By-Laws of the Company.

          6.04 EXERCISE PRICE. The per share exercise price of each Option shall be the Fair Market Value of a share of Common Stock as of the date of grant of the Option.

          6.05 PAYMENT OF OPTION EXERCISE PRICE. An Outside Director may pay the exercise price of an Option by tendering to the Company cash (including a certified check, teller's check or wire transfer of funds), previously owned shares of Common Stock or any combination thereof.

          6.06 CERTIFICATE. The terms and provisions of an Option shall be set forth in an option certificate which shall be delivered to the Outside Director reasonably promptly following the date of grant of the Option.

          6.07 NONTRANSFERABLE. Options shall be nontransferable other than by will or the laws of descent and distribution and, during the life of the Outside Director, such Options shall be exercisable only by the Outside Director; PROVIDED, HOWEVER, that this sentence shall not preclude the Outside Director from designating a Beneficiary who shall be entitled to exercise the Option in the event of the Outside Director's death during the exercise period specified in Section 6.03 above.



                                   ARTICLE VII

                REGISTRATION OF SHARES;  LIMITS ON EXERCISABILITY

          7.01 SECURITIES ACT. No Option shall be exercisable and no transfer of the shares of Common Stock underlying such Option (the "UNDERLYING SHARES") may be made to any Outside Director, and any attempt to exercise any Option or to transfer any Underlying Shares to any Outside Director shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), has been duly filed and declared effective pertaining to the Underlying Shares and the Underlying Shares have been duly qualified under applicable state securities or blue sky laws or (ii) the Board, in its sole discretion after securing the advice of counsel, determines, or the Outside Director provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

          7.02 LIMIT ON EXERCISE. Without limiting the foregoing, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Underlying Shares under any state or federal law or on any securities exchange, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of Options or the delivery or purchase of

Underlying Shares, such Options may not be granted or exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. In addition, if at any time the Board shall determine in its discretion that the grant or exercise of Options would violate any securities laws, then such Options may not be granted or exercised until such time as the Board shall determine that such grant or exercise may be effected other than in violation of such laws. Any restrictions imposed on the exercise of Options under this
Section 7.02 shall be effective immediately upon notice to the Outside Director.


                                  ARTICLE VIII

                                 EFFECTIVE DATE

          The Plan shall become effective only if approved by the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the 1994 annual meeting of shareholders of the Company. If such shareholder approval is obtained, the effective date of the Plan shall be the date of the 1994 annual meeting of shareholders. In the event shareholder approval is not obtained, the Plan and any prior grant of Options automatically made under the Plan shall be void AB INITIO and of no further force and effect.


                                   ARTICLE IX

                                 ADMINISTRATION

          The Plan shall be administered by the Chief Executive Officer of the Company. All questions of interpretation, administration and application of the Plan shall be determined by the Chief Executive Officer of the Company. The Chief Executive Officer of the Company may authorize any officer of the Company to execute and deliver an option certificate on behalf of the Company to an Outside Director. The Chief Executive Officer shall not be liable for anything whatsoever in connection with the administration of the Plan except for the Chief Executive Officer's own willful misconduct.

                                    ARTICLE X

                           AMENDMENTS AND TERMINATION

          10.01 AMENDMENTS. Subject to Section 10.02 below, the Plan may be altered, amended, suspended or terminated at any time by the Board; PROVIDED, HOWEVER, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder; and PROVIDED, FURTHER, that any amendment which under the requirements of applicable law must be approved by the shareholders of the Company shall not be effective unless and until such shareholder approval has been obtained in compliance with such law; and PROVIDED, FURTHER, that any amendment that must be approved by the shareholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor provision, shall not be effective unless and until such shareholder approval has been obtained in compliance with such rule.

          10.02 CONSENTS TO PLAN CHANGES. No termination or amendment of the Plan may, without the consent of the Outside Director, affect any such individual's rights under the provisions of the Plan with respect to awards of Options which were made prior to such action.

          10.03  TERMINATION.  Unless terminated earlier in accordance with
Section 10.01 above, the Plan shall terminate on, and no further Options may be granted hereunder after, the Termination Date.


                                   ARTICLE XI

                     ADJUSTMENTS AFFECTING THE COMMON STOCK

          In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution or property, special cash dividend or other change in corporate structure affecting the Common Stock, adjustments shall be made by the Board to prevent dilution or enlargement of rights in the number and class of shares of Common Stock granted or authorized to be granted hereunder.


                                   ARTICLE XII

                             NO RIGHT TO REELECTION

          Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's shareholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.


                                  ARTICLE XIII

                                  GOVERNING LAW

          The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.



                                   ARTICLE XIV

                       NO RESTRICTION ON RIGHT OF COMPANY
                           TO EFFECT CORPORATE CHANGES

          The Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


                                   ARTICLE XV

                                  MISCELLANEOUS

          15.01 EXPENSES. All expenses and costs in connection with the administration of the Plan or the issuance of Options hereunder shall be borne by the Company.

          15.02 HEADINGS. The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

                 COLTEC INDUSTRIES INC STOCK OPTION CERTIFICATE


          This STOCK OPTION CERTIFICATE sets forth the terms and provisions of the grant of a stock option to ______________________ (the "DIRECTOR") by Coltec Industries Inc, a Pennsylvania corporation (the "COMPANY"), under the terms and provisions of the 1994 Stock Option Plan for Outside Directors of Coltec Industries Inc (the "PLAN").


                                   WITNESSETH:

          WHEREAS, the Company has adopted the Plan for the purpose of retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as members of the Board of Directors of the Company (the "BOARD"); and

          WHEREAS, the Plan provides for the automatic grant of options to purchase shares of the common stock, par value $.01 per share, of the Company (the "COMMON STOCK") to persons who are members of the Board and not employees or officers of the Company or any of its subsidiaries (the "OUTSIDE DIRECTORS"); and

          WHEREAS, the Director is one of the Outside Directors eligible for an automatic grant under the terms and provisions of the Plan.


                         TERMS AND PROVISIONS OF OPTION

          1. GRANT OF OPTION. Pursuant to the terms of the Plan which are incorporated herein by reference, the Company hereby grants to the Director, effective as of ________, 19___
(the "DATE OF GRANT"), an option (the "OPTION") to purchase all or any portion of 2,000 shares of Common Stock at a per share exercise price of $ ___ (the "OPTION PRICE"). The grant of the Option is subject to the terms and provisions of the Plan which shall constitute a part of this Certificate and, in the event of any conflict between the terms and provisions of the Plan and the other terms and provisions of this Certificate, the terms and provisions of the Plan shall govern.

          2. VESTING; EXERCISE. Fifty percent of the Option shall vest and become exercisable on the first anniversary of the Date of Grant and the remaining fifty percent of the Option shall vest and become exercisable on the second anniversary date of the Date of Grant; PROVIDED, HOWEVER, that the Option shall vest and become exercisable on an


                                        2


anniversary date only if the Director is a member of the Board on such date.
The vested portion of the Option (determined in accordance with the vesting schedule specified in the preceding sentence) shall be exercisable during the period (the "OPTION EXERCISE PERIOD") beginning on the applicable vesting date and ending on the tenth anniversary of the Date of Grant, unless subject to earlier termination in accordance with the terms and provisions of the Plan and this Certificate. In no event may the Option be exercisable with respect to any portion thereof which is not yet vested. In the event of the Director's resignation, removal or termination as a member of the Board (including any termination by reason of the death of the Director), the unvested portion of the Option shall terminate as of such date and be of no further force and effect, but the vested portion of the Option shall not terminate and shall be exercisable until the first anniversary of the date of the Director's resignation, removal or termination as a member of the Board. Notwithstanding the previous sentence, in the event the removal of the Director is for "cause," the Option, including any vested portion thereof, shall immediately terminate and cease to be exercisable as of the date of the Director's removal from the Board. Whether the Director has been removed for "cause" shall be determined in accordance with the By-Laws of the Company. The Option shall terminate and be of no further force and effect at the expiration of the Option Exercise Period.

          3. METHOD OF EXERCISE. The Director may exercise the Option during the Option Exercise Period by notifying the Company in writing of the number of shares in respect of which the Option has been exercised and by tendering to the Company the aggregate Option Price for such shares of Common Stock. The Option Price may be paid

(i) in cash (including a certified check, teller's check or wire transfer of funds), (ii) with previously owned shares of Common Stock having a Fair Market Value (as defined in the Plan) equal to the aggregate Option Price on the date of exercise of the Option or (iii) in any combination thereof. The date of exercise of the Option shall be the date the written notice of exercise from the Director is received by the Company. As soon as practicable following receipt of the written notice of exercise and payment of the aggregate Option Price, the Company will issue share certificates for the number of shares for which the Option has been duly exercised in the name of the Director, unless the Director has specified in the written notice of exercise that such share certificates should be issued in some other name.

          4. NONTRANSFERABLE. The Option shall be nontransferable other than by will or the laws of descent and distribution and, during the life of the Director, shall be


                                        3


exercisable only by the Director. The Director may designate in writing to the Company a person or persons who shall be entitled to exercise the Option during the Option Exercise Period in the event of the Director's death, and if no such designation is made by the Director, the Option shall be exercisable during the Option Exercise Period in the event of the Director's death by the Director's estate.

          5. SPECIAL RULES. Notwithstanding the other terms and provisions of this Certificate, the following provisions shall apply:

          (a) SECURITIES ACT REGISTRATION OR EXEMPTION. The Option shall not be exercisable and no transfer of the shares of Common Stock underlying such Option (the "UNDERLYING SHARES") may be made to the Director, and any attempt to exercise the Option or to transfer the Underlying Shares to the Director shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), has been duly filed and declared effective pertaining to the Underlying Shares and the Underlying Shares have been duly qualified under applicable state securities or blue sky laws or (ii) the Board, in its sole discretion after securing the advice of counsel, determines, or the Director provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

          (b) NO RIGHT TO REELECTION. Nothing in this Certificate shall be deemed to create any obligation on the part of the Board to nominate the Director for reelection by the Company's shareholders, nor confer upon the Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

          (c) NO SHAREHOLDER RIGHTS. The Director shall have no rights as a shareholder with respect to the Underlying Shares until a certificate or certificates evidencing such shares have been issued to the Director, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Director shall become the holder of record thereof.




                                        4


          6. GOVERNING LAW. This Certificate and the grant of the Option shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania.

          IN WITNESS WHEREOF, the Company has duly executed and delivered this Certificate as of this ___ day of __________, 199_.


                                             COLTEC INDUSTRIES INC



                                             By: ________________________

                 COLTEC INDUSTRIES INC STOCK OPTION CERTIFICATE


          This STOCK OPTION CERTIFICATE sets forth the terms and provisions of the grant of a stock option to ______________________ (the "DIRECTOR") by Coltec Industries Inc, a Pennsylvania corporation (the "COMPANY"), under the terms and provisions of the 1994 Stock Option Plan for Outside Directors of Coltec Industries Inc (the "PLAN").


                                   WITNESSETH:

          WHEREAS, the Company has adopted the Plan for the purpose of retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as members of the Board of Directors of the Company (the "BOARD"); and

          WHEREAS, the Plan provides for the automatic grant of options to purchase shares of the common stock, par value $.01 per share, of the Company (the "COMMON STOCK") to persons who are members of the Board and not employees or officers of the Company or any of its subsidiaries (the "OUTSIDE DIRECTORS"); and

          WHEREAS, the Director is one of the Outside Directors eligible for an automatic grant under the terms and provisions of the Plan.


                         TERMS AND PROVISIONS OF OPTION

          1. GRANT OF OPTION. Pursuant to the terms of the Plan which are incorporated herein by reference, the Company hereby grants to the Director, effective as of ___________ (the "DATE OF GRANT"), an option (the "OPTION") to purchase all or any portion of 10,000 shares of Common Stock at a per share exercise price of $________ (the "OPTION

PRICE"). The grant of the Option is subject to the terms and provisions of the Plan which shall constitute a part of this Certificate and, in the event of any conflict between the terms and provisions of the Plan and the other terms and provisions of this Certificate, the terms and provisions of the Plan shall govern.

          2. VESTING; EXERCISE. Twenty percent of the Option shall vest and become exercisable on the first anniversary of the Date of Grant and thereafter on each anniversary date over the next four years; PROVIDED, HOWEVER, that the Option shall vest and become exercisable on an anniversary date only


                                        2


if the Director is a member of the Board on such date. The vested portion of the Option (determined in accordance with the vesting schedule specified in the preceding sentence) shall be exercisable during the period (the "OPTION EXERCISE PERIOD") beginning on the applicable vesting date and ending on the tenth anniversary of the Date of Grant, unless subject to earlier termination in accordance with the terms and provisions of the Plan and this Certificate. In no event may the option be exercisable with respect to any portion thereof which is not yet vested. In the event of the Director's resignation, removal or termination as a member of the Board (including any termination by reason of the death of the Director), the unvested portion of the Option shall terminate as of such date and be of no further force and effect, but the vested portion of the Option shall not terminate and shall be exercisable until the first anniversary of the date of the Director's resignation, removal or termination as a member of the Board. Notwithstanding the previous sentence, in the event the removal of the Director is for "cause," the Option, including any vested portion thereof, shall immediately terminate and cease to be exercisable as of the date of the Director's removal from the Board. Whether the Director has been removed for "cause" shall be determined in accordance with the By-Laws of the Company. The Option shall terminate and be of no further force and effect at the expiration of the Option Exercise Period.

          3. METHOD OF EXERCISE. The Director may exercise the Option during the Option Exercise Period by notifying the Company in writing of the number of shares in respect of which the Option has been exercised and by tendering to the Company the aggregate Option Price for such shares of Common Stock. The Option Price may be paid (i) in cash (including a certified check, teller's check or wire transfer of funds), (ii) with previously owned shares of Common Stock having a Fair Market Value (as defined in the Plan) equal to the aggregate Option Price on the date of exercise of the Option or (iii) in any combination thereof. The date of exercise of the Option shall be the date the written notice of exercise from the Director is received by the Company. As soon as practicable following receipt of the written notice of exercise and payment of the aggregate Option Price, the Company will issue share certificates for the number of shares for which the Option has been duly exercised in the name of the Director, unless the Director has specified in the written notice of exercise that such share certificates should be issued in some other name.

          4. NONTRANSFERABLE. The Option shall be nontransferable other than by will or the laws of descent and distribution and, during the life of the Director, shall be


                                        3


exercisable only by the Director. The Director may designate in writing to the Company a person or persons who shall be entitled to exercise the Option during the Option Exercise Period in the event of the Director's death, and if no such designation is made by the Director, the Option shall be exercisable during the Option Exercise Period in the event of the Director's death by the Director's estate.

          5. SPECIAL RULES. Notwithstanding the other terms and provisions of this Certificate, the following provisions shall apply:

          (a) SECURITIES ACT REGISTRATION OR EXEMPTION. The Option shall not be exercisable and no transfer of the shares of Common Stock underlying such Option (the "UNDERLYING SHARES") may be made to the Director, and any attempt to exercise the Option or to transfer the Underlying Shares to the Director shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), has been duly filed and declared effective pertaining to the Underlying Shares and the Underlying Shares have been duly qualified under applicable state securities or blue sky laws or (ii) the Board, in its sole discretion after securing the advice of counsel, determines, or the Director provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

          (b) NO RIGHT TO REELECTION. Nothing in this Certificate shall be deemed to create any obligation on the part of the Board to nominate the Director for reelection by the Company's shareholders, nor confer upon the Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

          (c) NO SHAREHOLDER RIGHTS. The Director shall have no rights as a shareholder with respect to the Underlying Shares until a certificate or certificates evidencing such shares have been issued to the Director, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Director shall become the holder of record thereof.




                                        4


          6. GOVERNING LAW. This Certificate and the grant of the Option shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania.

          IN WITNESS WHEREOF, the Company has duly executed and delivered this Certificate as of this ____ day of _______, 1994.


                                             COLTEC INDUSTRIES INC

                                             By:_________________________